July 31, 2001


         NML VARIABLE ANNUITY ACCOUNT C



         Group Combination Annuity Contracts for

         Retirement Plans of Self-Employed Persons

         and Their Employees















                                              (PHOTO)











         NORTHWESTERN MUTUAL                      The Northwestern Mutual Life
         SERIES FUND, INC. AND                    Insurance Company
         RUSSELL INSURANCE FUNDS                  720 East Wisconsin Avenue
                                                  Milwaukee, Wisconsin 53202
                                                  (414) 271-1444





P  r  o  s  p  e  c  t  u  s  e  s

[NORTHWESTERN MUTUAL LOGO]

PROSPECTUS

NML VARIABLE ANNUITY ACCOUNT C
GROUP COMBINATION ANNUITY CONTRACTS

This prospectus describes group combination annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") for use in connection with plans and trusts meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Such plans, which are popularly called "HR-10 Plans", afford certain federal income tax benefits to self-employed individuals and to employees and their beneficiaries.

The Contracts provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries ("Annuitants"). You may accumulate funds on a variable or fixed or combination basis. We will pay retirement benefits in a lump sum or under a variable or fixed annuity payment plan. Annuity benefits are described in individual certificates issued to Annuitants.

We fund variable accumulations and retirement benefits through NML Variable Annuity Account C (the "Account"), our separate account. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions. The Account has twenty Divisions. You may direct how net considerations are allocated among the Divisions.

We use NML Variable Annuity Account C (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the fifteen portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 20 Divisions that correspond to the 15 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See "Expense Table", p. 3, and "Deductions", p. 20.)

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 21 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Date of this prospectus and the Statement of Additional Information is July 31, 2001.

                                        1                             Prospectus

C ONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    Group Combination Annuity Contracts NML Variable
       Annuity Account C.............................    1
  INDEX OF SPECIAL TERMS.............................    3
    Penalty Tax on Premature Payments................    3
  EXPENSE TABLE......................................    3
  ACCUMULATION UNIT VALUES...........................    7
  THE COMPANY........................................   12
  NML VARIABLE ANNUITY ACCOUNT C.....................   12
  THE FUNDS..........................................   12
  THE CONTRACTS......................................   15
    Unallocated Group Annuity Contracts..............   15
    Purchase Payments Under the Contracts............   15
       Amount and Frequency..........................   15
       Application of Purchase Payments..............   15
    Net Investment Factor............................   15
    Benefits Provided Under the Contracts............   16
       Surrender or Withdrawal Value.................   16
       Retirement Benefits...........................   16
    Variable Payment Plans...........................   16
       Description of Payment Plans..................   16

                                                       PAGE
                                                       ----
       Amount of Annuity Payments....................   17
       Assumed Investment Rate.......................   17
    Additional Information...........................   17
       Transfers Between Divisions and Payment
         Plans.......................................   17
       Owners of the Contracts.......................   18
       Deferment of Benefit Payments.................   18
       Dividends.....................................   18
       Substitution and Change.......................   18
       Amendments and Termination....................   18
       Financial Statements..........................   18
  FEDERAL INCOME TAXES...............................   18
    Contribution Limits..............................   19
    Taxation of Contract Benefits....................   19
    Minimum Distribution Requirement.................   19
    Taxation of Northwestern Mutual..................   20
  DEDUCTIONS.........................................   20
  DISTRIBUTION OF THE CONTRACTS......................   21
  CONTRACTS ISSUED PRIOR TO JANUARY 1, 1992..........   21

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 21 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                       TERM                           PAGE
                       ----                           ----
Accumulation Unit.................................     15
Annuity (or Annuity Payments).....................     17
Net Investment Factor.............................     15
Surrender or Withdrawal Value.....................     16

                       TERM                           PAGE
                       ----                           ----
Annuitant.........................................     18
Owner.............................................     18
Payment Plans.....................................     16

PENALTY TAX ON PREMATURE PAYMENTS Premature payment of benefits under an annuity contract may cause a penalty tax to be incurred. (See "Taxation of Contract Benefits", p. 19.)

--------------------------------------------------------------------------------

EXPENSE TABLE

Front-Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments)......................................     4.5%
Installation Fee.................................     None
Maximum Transfer Charge (up to 12 transfers per
  year guaranteed free; all transfer charges
  currently waived)..............................    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*.........    0.65%
Maximum Mortality and Expense Risk Fees*.........    1.00%
Other Expenses...................................     None
Total Current Separate Account Annual
  Expenses*......................................    0.65%
Total Maximum Separate Account Annual
  Expenses*......................................    1.00%

--------------------------------------------------------------------------------

Simplified-Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments)......................................     None
Installation Fee.................................    $ 750
Maximum Transfer Charge (up to 12 transfers per
  year guaranteed free; all transfer charges
  currently waived)..............................    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*.........    1.25%
Maximum Mortality and Expense Risk Fees*.........    1.50%
Other Expenses...................................     None
Total Current Separate Account Annual
  Expenses*......................................    1.25%
Total Maximum Separate Account Annual
  Expenses*......................................    1.50%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to waive the mortality and expense risk fees to a maximum annual rate of 1.00% for the Front-Load Contract and 1.50% for the Simplified-Load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. See "Amendments and Termination", p. 18.

                                        3                             Prospectus

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                                                                  TOTAL ANNUAL EXPENSES
                                                                 MANAGEMENT FEES       OTHER         (AFTER EXPENSE
                                                                (AFTER FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                                ------------------    --------    ---------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................          0.62%            0.05%              0.67%
  T. Rowe Price Small Cap Value*............................          0.77%            0.23%              1.00%
  Aggressive Growth Stock...................................          0.51%            0.01%              0.52%
  International Growth*.....................................          0.63%            0.47%              1.10%
  Franklin Templeton International Equity...................          0.66%            0.07%              0.73%
  Index 400 Stock...........................................          0.25%            0.07%              0.32%
  Growth Stock..............................................          0.42%            0.01%              0.43%
  J.P. Morgan Select Growth and Income Stock................          0.57%            0.00%              0.57%
  Capital Guardian Domestic Equity*.........................          0.62%            0.13%              0.75%
  Index 500 Stock...........................................          0.20%            0.00%              0.20%
  Asset Allocation*.........................................          0.59%            0.16%              0.75%
  Balanced..................................................          0.30%            0.00%              0.30%
  High Yield Bond...........................................          0.50%            0.03%              0.53%
  Select Bond...............................................          0.30%            0.00%              0.30%
  Money Market..............................................          0.30%            0.00%              0.30%

RUSSELL INSURANCE FUNDS**
  Multi-Style Equity........................................          0.77%            0.15%              0.92%
  Aggressive Equity.........................................          0.92%            0.33%              1.25%
  Non-U.S...................................................          0.87%            0.43%              1.30%
  Real Estate Securities....................................          0.85%            0.23%              1.08%
  Core Bond.................................................          0.58%            0.22%              0.80%

 * Expenses are estimated for these new Portfolios for 2001 at annualized rates. The advisor of these funds has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The advisor has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be estimated at 0.85% and 1.08% for the T. Rowe Price Small Cap Value Portfolio; 0.75% and 1.22% for the International Growth Portfolio; 0.65% and 0.78% for the Capital Guardian Domestic Equity Portfolio; 0.60% and 0.76% for the Asset Allocation Portfolio.

** For the Russell Insurance Funds (the "Fund"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.93% for the Multi-Style Equity Fund; 0.95% and 1.28% for the Aggressive Equity Fund; 0.95% and 1.37% for the Non-U.S. Fund; 0.85% and 1.08% for the Real Estate Securities Fund; 0.60% and 0.84% for the Core Bond Fund.

Prospectus                              4

EXAMPLE

FRONT-LOAD CONTRACT -- The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $58       $ 85       $114        $197
  T. Rowe Price Small Cap Value.............................     $61       $ 95       $131        $232
  Aggressive Growth Stock...................................     $56       $ 80       $106        $181
  International Growth......................................     $62       $ 98       $136        $242
  Franklin Templeton International Equity...................     $58       $ 87       $117        $203
  Index 400 Stock...........................................     $54       $ 75       $ 96        $159
  Growth Stock..............................................     $56       $ 78       $102        $171
  J.P. Morgan Select Growth and Income Stock................     $57       $ 82       $109        $186
  Capital Guardian Domestic Equity..........................     $59       $ 87       $118        $205
  Index 500 Stock...........................................     $53       $ 71       $ 90        $145
  Asset Allocation..........................................     $59       $ 87       $118        $205
  Balanced..................................................     $54       $ 74       $ 95        $156
  High Yield Bond...........................................     $56       $ 81       $107        $182
  Select Bond...............................................     $54       $ 74       $ 95        $156
  Money Market..............................................     $54       $ 74       $ 95        $156

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $60       $ 92       $127        $223
  Aggressive Equity.........................................     $63       $102       $143        $257
  Non-U.S. .................................................     $64       $103       $145        $262
  Real Estate Securities....................................     $62       $ 97       $135        $240
  Core Bond.................................................     $59       $ 89       $121        $211

SIMPLIFIED LOAD CONTRACT -- The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $21        $62       $105        $225
  T. Rowe Price Small Cap Value.............................     $24        $72       $122        $259
  Aggressive Growth Stock...................................     $19        $57       $ 97        $209
  International Growth......................................     $25        $75       $127        $270
  Franklin Templeton International Equity...................     $22        $63       $108        $232
  Index 400 Stock...........................................     $17        $51       $ 87        $188
  Growth Stock..............................................     $18        $54       $ 92        $200
  J.P. Morgan Select Growth and Income Stock................     $20        $58       $100        $215
  Capital Guardian Domestic Equity..........................     $22        $64       $109        $234
  Index 500 Stock...........................................     $16        $47       $ 80        $175
  Asset Allocation..........................................     $22        $64       $109        $234
  Balanced..................................................     $17        $50       $ 86        $186
  High Yield Bond...........................................     $19        $57       $ 98        $210
  Select Bond...............................................     $17        $50       $ 86        $186
  Money Market..............................................     $17        $50       $ 86        $186

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $23        $69       $118        $251
  Aggressive Equity.........................................     $27        $79       $134        $285
  Non-U.S. .................................................     $27        $81       $137        $289
  Real Estate Securities....................................     $25        $74       $126        $268
  Core Bond.................................................     $22        $65       $111        $239

NOTE: THE PURCHASE PAYMENTS FOR EITHER A FRONT-LOAD CONTRACT OR A SIMPLIFIED-LOAD CONTRACT MUST REACH A TOTAL MINIMUM AMOUNT OF $25,000 DURING THE FIRST CONTRACT YEAR. THE INSTALLATION FEE OF $750 IS DIVIDED BETWEEN THE FUNDS FOR THE SIMPLIFIED-LOAD FEE TABLE. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 25 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OR A SIMPLIFIED-LOAD CONTRACT OF THIS MINIMUM SIZE.

                                        5                             Prospectus

The purpose of the table above is to assist you in understanding the expenses paid by the Account and the Portfolios and Funds borne by investors in the Contracts. The sales load for a front-load Contract depends on the amount of cumulative purchase payments. For both Contracts an annual administration fee of $150 applies if the Contract value is less than $25,000 on the Contract anniversary. The table does not include any expenses for premium taxes. We currently make no charges for premium taxes. See "Deductions", p. 20 for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2000 operations for the Portfolios and their predecessors and the Funds. Expenses for four new Portfolios are estimated for 2001 at annualized rates. Expenses for the four new Portfolios and for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that are in place for the year 2001. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure at the bottom of page 3.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

Prospectus                              6

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                              FOR THE YEARS ENDED DECEMBER 31
                                           ---------------------------------------------------------------------
                                             2000        1999        1998        1997        1996        1995
                                             ----        ----        ----        ----        ----        ----
SMALL CAP GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period*.................     $1.853      $1.000      --          --          --          --
    End of Period........................     $1.965      $1.853      --          --          --          --
  Simplified Load Version
    Beginning of Period*.................     $1.846      $1.000      --          --          --          --
    End of Period........................     $1.945      $1.846      --          --          --          --

  Number of Units Outstanding, End of
    Period
    Front Load...........................    326,150      73,643      --          --          --          --
    Simplified Load......................  1,197,387     360,069      --          --          --          --

AGGRESSIVE GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period..................     $3.588      $2.512      $2.350      $2.078      $1.777      $1.284
    End of Period........................     $3.785      $3.588      $2.512      $2.350      $2.078      $1.777
  Simplified Load Version
    Beginning of Period..................     $5.428      $3.822      $3.598      $3.200      $2.753      $2.001
    End of Period........................     $5.692      $5.428      $3.822      $3.598      $3.200      $2.753

  Number of Units Outstanding, End of
    Period
    Front Load...........................  2,114,652   2,776,961   2,921,309   3,169,006   3,197,341   2,242,402
    Simplified Load......................  6,384,710   6,707,103   8,671,088   8,989,193   7,872,553   5,316,689

FRANKLIN TEMPLETON INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period**................     $2.391      $1.958      $1.881      $1.686      $1.402      $1.232
    End of Period........................     $2.357      $2.391      $1.958      $1.881      $1.686      $1.402
  Simplified Load Version
    Beginning of Period**................     $2.298      $1.893      $1.829      $1.649      $1.380      $1.220
    End of Period........................     $2.251      $2.298      $1.893      $1.829      $1.649      $1.380

  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,653,777   2,301,771   2,807,888   3,021,349   2,709,249   2,009,228
    Simplified Load......................  4,672,038   5,480,221   6,652,248   7,247,144   5,703,032   3,972,573

INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*.................     $1.123      $1.000      --          --          --          --
    End of Period........................     $1.308      $1.123      --          --          --          --
  Simplified Load Version
    Beginning of Period*.................     $1.119      $1.000      --          --          --          --
    End of Period........................     $1.295      $1.119      --          --          --          --

  Number of Units Outstanding, End of
    Period
    Front Load...........................    295,347      13,563      --          --          --          --
    Simplified Load......................    775,791     398,635      --          --          --          --

GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period+.................     $3.117      $2.561      $2.035      $1.577      $1.313      $1.010
    End of Period........................     $3.020      $3.117      $2.561      $2.035      $1.577      $1.313
  Simplified Load Version
    Beginning of Period+.................     $3.013      $2.491      $1.991      $1.552      $1.300      $1.006
    End of Period........................     $2.902      $3.013      $2.491      $1.991      $1.552      $1.300

  Number of Units Outstanding, End of
    Period
    Front Load...........................    814,788     995,796     845,190     710,110     587,482     361,207
    Simplified Load......................  3,220,718   3,646,722   3,373,983   2,159,985   1,742,522     586,644

J.P. MORGAN SELECT GROWTH AND INCOME
  STOCK DIVISION
  Front Load Version
    Beginning of Period+.................     $2.615      $2.449      $2.002      $1.550      $1.300      $0.998
    End of Period........................     $2.417      $2.615      $2.449      $2.002      $1.550      $1.300
  Simplified Load Version
    Beginning of Period+.................     $2.528      $2.382      $1.959      $1.525      $1.287      $0.994
    End of Period........................     $2.323      $2.528      $2.382      $1.959      $1.525      $1.287

  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,319,721   1,704,699   2,452,149   1,970,478   1,357,354     861,211
    Simplified Load......................  4,329,641   5,912,799   5,876,089   4,547,004   2,769,823   1,733,022

                                            FOR THE YEARS ENDED DECEMBER 31
                                           ---------------------------------
                                             1994        1993        1992
                                             ----        ----        ----
SMALL CAP GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period*.................     --          --          --
    End of Period........................     --          --          --
  Simplified Load Version
    Beginning of Period*.................     --          --          --
    End of Period........................     --          --          --
  Number of Units Outstanding, End of
    Period
    Front Load...........................     --          --          --
    Simplified Load......................     --          --          --
AGGRESSIVE GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period..................     $1.226      $1.036      $0.984
    End of Period........................     $1.284      $1.226      $1.036
  Simplified Load Version
    Beginning of Period..................     $1.922      $1.634      $1.562
    End of Period........................     $2.001      $1.922      $1.634
  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,206,187   1,370,746     821,911
    Simplified Load......................  3,503,170   1,538,447     411,718
FRANKLIN TEMPLETON INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period**................     $1.241      $1.000      --
    End of Period........................     $1.232      $1.241      --
  Simplified Load Version
    Beginning of Period**................     $1.236      $1.000      --
    End of Period........................     $1.220      $1.236      --
  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,453,091     743,216      --
    Simplified Load......................  2,764,466     591,810      --
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*.................     --          --          --
    End of Period........................     --          --          --
  Simplified Load Version
    Beginning of Period*.................     --          --          --
    End of Period........................     --          --          --
  Number of Units Outstanding, End of
    Period
    Front Load...........................     --          --          --
    Simplified Load......................     --          --          --
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period+.................     $1.000      --          --
    End of Period........................     $1.010      --          --
  Simplified Load Version
    Beginning of Period+.................     $1.000      --          --
    End of Period........................     $1.006      --          --
  Number of Units Outstanding, End of
    Period
    Front Load...........................    149,268      --          --
    Simplified Load......................    177,918      --          --
J.P. MORGAN SELECT GROWTH AND INCOME
  STOCK DIVISION
  Front Load Version
    Beginning of Period+.................     $1.000      --          --
    End of Period........................     $0.998      --          --
  Simplified Load Version
    Beginning of Period+.................     $1.000      --          --
    End of Period........................     $0.994      --          --
  Number of Units Outstanding, End of
    Period
    Front Load...........................    418,974      --          --
    Simplified Load......................    745,425      --          --

 * The initial investments in Small Cap Growth Stock Division and the Index 400 Stock Division were made on April 30, 1999.

** The initial investment in the Franklin Templeton International Equity
   Division was made on April 30, 1993.

 + The initial investments in the Growth Stock Division and J.P. Morgan Select
   Growth and Income Stock Division were made on May 3, 1994.

                                        7                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                              FOR THE YEARS ENDED DECEMBER 31
                                           ---------------------------------------------------------------------
                                             2000        1999        1998        1997        1996        1995
                                             ----        ----        ----        ----        ----        ----
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period..................     $3.938      $3.279      $2.564      $1.937      $1.588      $1.165
    End of Period........................     $3.570      $3.938      $3.279      $2.564      $1.937      $1.588
  Simplified Load Version
    Beginning of Period..................     $4.919      $4.119      $3.240      $2.463      $2.032      $1.499
    End of Period........................     $4.432      $4.919      $4.119      $3.240      $2.463      $2.032
  Number of Units Outstanding, End of
    Period
    Front Load...........................  2,724,196   4,131,824   4,231,423   3,966,706   3,880,961   2,399,586
    Simplified Load......................  8,286,039   9,809,484   10,493,642  9,442,314   8,015,553   5,080,179
BALANCED DIVISION
  Front Load Version
    Beginning of Period..................     $2.520      $2.281      $1.931      $1.600      $1.419      $1.130
    End of Period........................     $2.500      $2.520      $2.281      $1.931      $1.600      $1.419
  Simplified Load Version
    Beginning of Period..................     $7.473      $6.805      $5.796      $4.830      $4.311      $3.453
    End of Period........................     $7.368      $7.473      $6.805      $5.796      $4.830      $4.311
  Number of Units Outstanding, End of
    Period
    Front Load...........................  4,447,958   6,183,051   6,324,558   6,187,478   5,934,240   5,275,308
    Simplified Load......................  5,215,778   6,319,468   7,165,398   6,839,439   5,971,232   4,902,410
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period*.................     $1.572      $1.590      $1.630      $1.416      $1.190      $1.026
    End of Period........................     $1.490      $1.572      $1.590      $1.630      $1.416      $1.190
  Simplified Load Version
    Beginning of Period*.................     $1.520      $1.546      $1.595      $1.394      $1.178      $1.022
    End of Period........................     $1.432      $1.520      $1.546      $1.595      $1.394      $1.178
  Number of Units Outstanding, End of
    Period
    Front Load...........................    166,175     409,857     441,272     423,726     275,323      90,184
    Simplified Load......................  1,125,550   1,556,400   1,917,813   1,219,819     626,090     313,810
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period..................     $1.559      $1.585      $1.490      $1.370      $1.335      $1.128
    End of Period........................     $1.707      $1.559      $1.585      $1.490      $1.370      $1.335
  Simplified Load Version
    Beginning of Period..................     $6.996      $7.157      $6.768      $6.261      $6.137      $5.217
    End of Period........................     $7.615      $6.996      $7.157      $6.768      $6.261      $6.137
  Number of Units Outstanding, End of
    Period
    Front Load...........................    736,742   2,264,883   2,718,375   2,574,248   2,676,832   1,800,898
    Simplified Load......................    895,503   1,068,272   1,231,485   1,034,899     966,414     677,396
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period..................     $1.366      $1.308      $1.249      $1.192      $1.140      $1.084
    End of Period........................     $1.443      $1.366      $1.308      $1.249      $1.192      $1.140
  Simplified Load Version
    Beginning of Period..................     $2.529      $2.436      $2.340      $2.246      $2.161      $2.067
    End of Period........................     $2.655      $2.529      $2.436      $2.340      $2.246      $2.161
  Number of Units Outstanding, End of
    Period
    Front Load...........................    640,788   1,879,181   1,905,815   1,710,473   2,829,669   2,956,017
    Simplified Load......................  3,715,872   6,539,184   6,483,460   5,844,682   3,818,067   1,890,645

                                            FOR THE YEARS ENDED DECEMBER 31
                                           ---------------------------------
                                             1994        1993        1992
                                             ----        ----        ----
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period..................     $1.159      $1.062      $0.997
    End of Period........................     $1.165      $1.159      $1.062
  Simplified Load Version
    Beginning of Period..................     $1.500      $1.384      $1.306
    End of Period........................     $1.499      $1.500      $1.384
  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,918,074   1,919,768     921,624
    Simplified Load......................  3,939,802   2,767,397     599,961
BALANCED DIVISION
  Front Load Version
    Beginning of Period..................     $1.138      $1.045      $0.999
    End of Period........................     $1.130      $1.138      $1.045
  Simplified Load Version
    Beginning of Period..................     $3.497      $3.232      $3.107
    End of Period........................     $3.453      $3.497      $3.232
  Number of Units Outstanding, End of
    Period
    Front Load...........................  3,879,218   4,987,943   3,980,687
    Simplified Load......................  4,108,593   3,002,098   1,445,698
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period*.................     $1.000      --          --
    End of Period........................     $1.026      --          --
  Simplified Load Version
    Beginning of Period*.................     $1.000      --          --
    End of Period........................     $1.022      --          --
  Number of Units Outstanding, End of
    Period
    Front Load...........................     47,321      --          --
    Simplified Load......................    149,862      --          --
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period..................     $1.169      $1.066      $1.003
    End of Period........................     $1.128      $1.169      $1.066
  Simplified Load Version
    Beginning of Period..................     $5.437      $4.990      $4.722
    End of Period........................     $5.217      $5.437      $4.990
  Number of Units Outstanding, End of
    Period
    Front Load...........................  1,668,091   2,389,345     736,697
    Simplified Load......................    503,763     328,979     133,930
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period..................     $1.048      $1.026      $0.999
    End of Period........................     $1.084      $1.048      $1.026
  Simplified Load Version
    Beginning of Period..................     $2.012      $1.980      $1.940
    End of Period........................     $2.067      $2.012      $1.980
  Number of Units Outstanding, End of
    Period
    Front Load...........................  3,313,061     218,747     127,838
    Simplified Load......................  1,453,033     810,405     485,704

* The initial investment in the High Yield Bond Division was made on May 3,
  1994.

Prospectus                              8

ACCUMULATION UNIT VALUES
Contracts Issued After December 31, 1991 (continued)

RUSSELL INSURANCE FUNDS

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31 1999
                              -------------   -------------
MULTI-STYLE EQUITY DIVISION
  Front Load Version
    Beginning of Period*....       $1.071          $1.000
    End of Period...........        $.934          $1.071
  Simplified Load Version
    Beginning of Period*....       $1.067          $1.000
    End of Period...........        $.925          $1.067
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      381,014         297,016
    Simplified Load.........    1,254,417       1,126,401
AGGRESSIVE EQUITY DIVISION
  Front Load Version
    Beginning of Period*....       $1.104          $1.000
    End of Period...........       $1.090          $1.104
  Simplified Load Version
    Beginning of Period*....       $1.100          $1.000
    End of Period...........       $1.079          $1.100
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      139,940          79,144
    Simplified Load.........      444,666         230,607
NON-U.S. DIVISION
  Front Load Version
    Beginning of Period*....       $1.248          $1.000
    End of Period...........       $1.061          $1.248
  Simplified Load Version
    Beginning of Period*....       $1.243          $1.000
    End of Period...........       $1.050          $1.243
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      207,716         151,721
    Simplified Load.........      540,064         297,512

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31 1999
                              -------------   -------------
REAL ESTATE SECURITIES
  DIVISION
  Front Load Version
    Beginning of Period*....        $.923          $1.000
    End of Period...........       $1.167          $0.923
  Simplified Load Version
    Beginning of Period*....        $.920          $1.000
    End of Period...........       $1.156          $0.920
  Number of Units
    Outstanding, End of
    Period
    Front Load..............       69,412          36,624
    Simplified Load.........      263,698          36,814
CORE BOND DIVISION
  Front Load Version
    Beginning of Period*....        $.987          $1.000
    End of Period...........       $1.079          $0.987
  Simplified Load Version
    Beginning of Period*....        $.983          $1.000
    End of Period...........       $1.068          $0.983
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      259,803         239,265
    Simplified Load.........      192,428         150,425

* The initial investment was made on April 30, 1999.

                                        9                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Between April 30, 1984 and December 31, 1991

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                   FOR THE YEARS ENDED DECEMBER 31
                                       ----------------------------------------------------------------------------------------
                                          2000         1999         1998         1997         1996         1995         1994
                                          ----         ----         ----         ----         ----         ----         ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#..............     $18.611      $10.000       --           --           --           --           --
   End of Period.....................     $19.860      $18.611       --           --           --           --           --
 Number of Units Outstanding, End of
   Period............................     859,005        7,543       --           --           --           --           --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*..............     $57.304      $39.854      $37.055      $32.543      $27.649      $19.849      $18.832
   End of Period.....................     $60.845      $57.304      $39.854      $37.055      $32.543      $27.649      $19.849
 Number of Units Outstanding, End of
   Period............................   1,855,202    1,627,058    1,801,179    1,935,434    1,944,411    1,397,885    1,239,328
FRANKLIN TEMPLETON INTERNATIONAL
 EQUITY DIVISION
   Beginning of Period**.............      $2.497       $2.032       $1.938       $1.726       $1.427       $1.245       $1.246
   End of Period.....................      $2.477       $2.497       $2.032       $1.938       $1.726       $1.427       $1.245
 Number of Units Outstanding, End of
   Period............................  20,581,224   18,571,580   20,139,790   23,069,550   20,439,570   14,747,734   15,153,296
INDEX 400 STOCK DIVISION
   Beginning of Period#..............     $11.283      $10.000       --           --           --           --           --
   End of Period.....................     $13.225      $11.283       --           --           --           --           --
 Number of Units Outstanding, End of
   Period............................     756,727        1,071       --           --           --           --           --
GROWTH STOCK DIVISION
   Beginning of Period+..............     $32.337      $26.399      $20.837      $16.047      $13.272      $10.145       --
   End of Period.....................     $31.532      $32.337      $26.399      $20.837      $16.047      $13.272       --
 Number of Units Outstanding, End of
   Period............................     978,007      792,443      651,556      482,897      378,236       63,881       --
J.P. MORGAN SELECT GROWTH AND INCOME
 STOCK DIVISION
   Beginning of Period+..............     $27.135      $25.246      $20.502      $15.767      $13.143      $10.024       --
   End of Period.....................     $25.244      $27.135      $25.246      $20.502      $15,767      $13.143       --
 Number of Units Outstanding, End of
   Period............................     650,867      798,291      801,964      711,558      424,144      117,004       --
INDEX 500 STOCK DIVISION
 Beginning of Period++...............     $56.250      $46.522      $36.142      $27.134      $22.105      $16.105      $15.916
   End of Period.....................     $51.326      $56.250      $46.522      $36.142      $27.134      $22.105      $16.105
 Number of Units Outstanding, End of
   Period............................   2,433,768    2,756,358    2,699,180    2,558,205    2,386,284    2,232,983    2,284,637
BALANCED DIVISION
   Beginning of Period...............     $94.505      $84.987      $71.491      $58.832      $51.856      $41.029      $41.036
   End of Period.....................     $94.345      $94.505      $84.987      $71.491      $58.832      $51.856      $41.029
 Number of Units Outstanding, End of
   Period............................     872,761    1,066,998    1,211,837    1,341,930    1,489,658    1,889,324    2,327,834
HIGH YIELD BOND DIVISION
   Beginning of Period+..............     $16.310      $16.385      $16.693      $14.409      $12.030      $10.302       --
   End of Period.....................     $15.561      $16.310      $16.385      $16.693      $14.409      $12.030       --
 Number of Units Outstanding, End of
   Period............................     151,658      205,407      301,661      235,585      119,423       21,583       --
SELECT BOND DIVISION
   Beginning of Period...............     $88.954      $89.873      $83.939      $76.682      $74.223      $62.322      $64.139
   End of Period.....................     $98.036      $88.954      $89.873      $83.939      $76.682      $74.223      $62.322
 Number of Units Outstanding, End of
   Period............................      59,889       72,428       84,033       85,036       97,868      124,163      150,232
MONEY MARKET DIVISION
   Beginning of Period...............     $30.400      $28.924      $27.435      $26.011      $24.706      $23.346      $22.436
   End of Period.....................     $32.312      $30.400      $28.924      $27.435      $26.011      $24.706      $23.346
 Number of Units Outstanding, End of
   Period............................      33,652        7,939       45,209       38,584       57,013       62,209      200,510

                                        FOR THE YEARS ENDED DECEMBER 31
                                       ---------------------------------
                                         1993        1992        1991
                                         ----        ----        ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#..............     --          --          --
   End of Period.....................     --          --          --
 Number of Units Outstanding, End of
   Period............................     --          --          --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*..............    $15.810     $14.923     $10.000
   End of Period.....................    $18.832     $15.810     $14.923
 Number of Units Outstanding, End of
   Period............................    910,764     594,531      40,650
FRANKLIN TEMPLETON INTERNATIONAL
 EQUITY DIVISION
   Beginning of Period**.............     $1.000      --          --
   End of Period.....................     $1.246      --          --
 Number of Units Outstanding, End of
   Period............................  1,128,950      --          --
INDEX 400 STOCK DIVISION
   Beginning of Period#..............     --          --          --
   End of Period.....................     --          --          --
 Number of Units Outstanding, End of
   Period............................     --          --          --
GROWTH STOCK DIVISION
   Beginning of Period+..............     --          --          --
   End of Period.....................     --          --          --
 Number of Units Outstanding, End of
   Period............................     --          --          --
J.P. MORGAN SELECT GROWTH AND INCOME
 STOCK DIVISION
   Beginning of Period+..............     --          --          --
   End of Period.....................     --          --          --
 Number of Units Outstanding, End of
   Period............................     --          --          --
INDEX 500 STOCK DIVISION
 Beginning of Period++...............    $14.500     $13.519     $10.000
   End of Period.....................    $15.916     $14.500     $13.519
 Number of Units Outstanding, End of
   Period............................  2,454,444     246,820      36,842
BALANCED DIVISION
   Beginning of Period...............    $37.449     $35.557     $28.690
   End of Period.....................    $41.036     $37.449     $35.557
 Number of Units Outstanding, End of
   Period............................  2,660,165   2,787,942   2,872,612
HIGH YIELD BOND DIVISION
   Beginning of Period+..............     --          --          --
   End of Period.....................     --          --          --
 Number of Units Outstanding, End of
   Period............................     --          --          --
SELECT BOND DIVISION
   Beginning of Period...............    $58.132     $54.335     $46.489
   End of Period.....................    $64.139     $58.132     $54.335
 Number of Units Outstanding, End of
   Period............................    157,630     170,104     162,656
MONEY MARKET DIVISION
   Beginning of Period...............    $21.814     $21.110     $19.973
   End of Period.....................    $22.436     $21.814     $21.110
 Number of Units Outstanding, End of
   Period............................    341,361     355,217     476,920

# The initial investments in the Small Cap Growth Stock Division and the Index
  400 Stock Division were made on April 30, 1999.

* The initial investment in the Aggressive Growth Stock Division was made on January 25, 1991.

** The initial investment in the Franklin Templeton International Equity
   Division was made on April 30, 1993.

+ The initial investments in the Growth Stock Division, J.P. Morgan Select
  Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

++ The initial investment in the Index 500 Stock Division was made on January
   16, 1991.

Prospectus                             10

ACCUMULATION UNIT VALUES
Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

RUSSELL INSURANCE FUNDS

                                FOR THE       FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                             DEC. 31, 2000    DEC. 31, 1999
                             -------------    -------------
MULTI-STYLE EQUITY DIVISION
    Beginning of Period*...     $10.760          $10.000
    End of Period..........     $ 9.441          $10.760
  Number of Units
    Outstanding, End of
    Period.................      24,295           17,246
AGGRESSIVE EQUITY DIVISION
    Beginning of Period*...     $11.091          $10.000
    End of Period..........     $11.018          $11.091
  Number of Units
    Outstanding, End of
    Period.................         939              950
NON-U.S. DIVISION
    Beginning of Period*...     $12.534          $10.000
    End of Period..........     $10.725          $12.534
  Number of Units
    Outstanding, End of
    Period.................       2,822                0

                                FOR THE       FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                             DEC. 31, 2000    DEC. 31, 1999
                             -------------    -------------
REAL ESTATE SECURITIES
  DIVISION
    Beginning of Period*...     $ 9.274          $10.000
    End of Period..........     $11.800          $ 9.274
  Number of Units
    Outstanding, End of
    Period.................     191,981            3,723
CORE BOND DIVISION
    Beginning of Period*...     $ 9.914          $10.000
    End of Period..........     $10.906          $ 9.914
  Number of Units
    Outstanding, End of
    Period.................      --                    0

* The initial investment was made on April 30, 1999.

                                       11                             Prospectus

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $92 billion on December 31, 2000, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States.

Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT C

We established the Account on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has twenty Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

THE FUNDS

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85 for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .47% for the International Growth Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.

The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is

Prospectus                             12
long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent

                                       13                             Prospectus
investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

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THE CONTRACTS

UNALLOCATED GROUP ANNUITY CONTRACTS

The Contracts are unallocated group annuity contracts. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust. When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay annuity benefits to the participant. (See "Retirement Benefits", p. 16). We will then issue the Annuitant a Certificate describing the benefits which have been selected. (See "Variable Payment Plans", p. 16.) Benefits available to Participants are determined entirely by the provisions of the Plan or Trust.

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY You determine the amount and frequency of purchase payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer's contribution under Section 404(a)(2) of the Code; or (b) any purchase payment of less than $100.

You may pay purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us. If a purchase payment is not paid when due, or if we decline to accept a purchase payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of purchase payments at any time the Contract is in force.

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a net purchase payment to accumulate on a variable basis we place it in the Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio or Fund which corresponds to that Division. If we receive no allocation instructions, we will place the net purchase payment in the Money Market Division.

We apply payments we place in the Account to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units provided by each net purchase payment is determined by dividing the amount to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio or Fund. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division for the current period. (See "Net Investment Factor", p. 15.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to or more than the cumulative net purchase payments you have made.

NET INVESTMENT FACTOR

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the

                                       15                             Prospectus
immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See "Deductions", p. 20.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

The benefits provided under the Contracts consist of a surrender value and a retirement benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Account, or from the value accumulated on a fixed basis, as you direct.

SURRENDER OR WITHDRAWAL VALUE To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the valuation date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the withdrawal value on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", below.)

RETIREMENT BENEFITS You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Payment Plans described below. Your request will state the Payment Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

We will determine the amount required to pay the annuity or cash benefits and will redeem Accumulation Units in that amount. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

VARIABLE PAYMENT PLANS

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

Under a variable Payment Plan an Annuitant must select the initial allocation of variable benefits among the Divisions. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable annuity benefits and including beneficiary provisions of annuity contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 18.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of five to 30 years.

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2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to the Annuitant and the Joint Annuitant for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A Payment Plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular Payment Plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Annuitant in each Division of the Account.

ASSUMED INVESTMENT RATE The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Payment Plan, the Annuity Unit for each Division would not change in value, and the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of net purchase payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Payment Plan the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are effective on the date we receive a written request at our Home Office or on a future specified date.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation Units among the Divisions up to twelve times in a Contract year without charge. The charge for each additional transfer is $25. We may set charges and waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

After the effective date of a variable Payment Plan which includes the right of withdrawal a payee may transfer the

                                       17                             Prospectus
withdrawal value to any other Payment Plan. An administrative charge may apply.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian or trustee. In this prospectus, "you" means the owner or a prospective purchaser of a Contract. The Annuitant is a Participant in the Plan or Trust who has been named to receive annuity payments in accordance with the provisions of the Plan or Trust.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination and payment of the surrender value of the Accumulation Units, the withdrawal value under a variable Payment Plan, or the payment of benefits under a variable Payment Plan. Deferral will arise only if the right to redeem shares of a Portfolio or Fund is suspended, payment of the redemption value is postponed, or the New York Stock Exchange is closed, or trading thereon is restricted; or an emergency exists, as a result of which it is not reasonably practical for us to dispose of securities we own, or to determine the value of Accumulation or Annuity Units.

DIVIDENDS The Contracts share in our divisible surplus, except while payments are being made under a payment plan. Our divisible surplus is determined annually. We credit each Contract's share, if any, as a dividend on the Contract anniversary. Under the terms of the Contract, we will apply any dividend as a net purchase payment allocated to the Money Market Division.

On Group Combination Annuity Contracts, dividends arise principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. The dividend is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

For 2001, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000. In future years, dividends will continue to be based on actual experience, and as a result, the factors may be different from those stated above.

SUBSTITUTION AND CHANGE We reserve the right to (a) substitute other securities for shares of each Portfolio or Fund held by any Division, or (b) change the provisions of the Contracts to assure qualification for tax benefits under the Internal Revenue Code or to comply with any other applicable federal or state laws. We may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change. You will be given prompt notice after any substitution or change.

AMENDMENTS AND TERMINATION After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee;
(5) the minimum amounts for purchase payment(s) and for the Contract value; or
(6) the payment rate tables which are included in the Contract.

An amendment will not become effective until after we have given you at least 30 days' written notice. An Amendment to the payment rate tables will not apply to a Payment Plan that starts before the amendment becomes effective.

We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

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FEDERAL INCOME TAXES

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

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CONTRIBUTION LIMITS

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally becomes effective in 2002, many provisions are phased in over a ten-year period. Also all of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $35,000 or 25% of compensation or earned income (up to $170,000 in 2001 and the lesser of $40,000 or 100% of compensation or earned income (up to $200,000) in 2002).

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules (simplified after 2001) apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

TAXATION OF CONTRACT BENEFITS

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. In addition, a 10% penalty tax may be imposed on benefits paid in excess of the benefits provided under the Plan formula if the payee is or was a "5% owner" of the employer while a participant in the Plan.

Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract." Benefits received as a "lump sum distribution" may be eligible for a separate tax averaging calculation and, with certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee, other than an owner-employee, may be taxable as ordinary income depending on the amount and terms of the loan. A loan to an owner-employee is a prohibited transaction under the Code and could disqualify the Plan.

Benefit payments will be subject to mandatory 20% withholding unless (1) they are rolled over directly to an eligible tax-qualified plan or an individual retirement arrangement, or after 2001, a tax-deferred annuity or governmental nontransferable annuity contract (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions."

MINIMUM DISTRIBUTION REQUIREMENTS As a general rule, the Plan is required to make certain required distributions to the employee during the employee's life and to the employee's beneficiary following the employee's death. A 50% penalty tax may be imposed on payments to the extent they are less than these required minimum amounts.

The Plan must make the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the employee or the lives or life expectancies of the employee and the employee's beneficiary. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age
70 1/2 or, if the employee is not a "5% owner" of the employer, the calendar year in which the employee retires. Upon the death of the employee, the Plan must make distributions under one of the following two rules.

                                       19                             Prospectus

If the employee dies on or after the required beginning date, any remaining interest of the employee must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

If the employee dies before the required beginning date, the employee's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the employee's death. If the employee's interest is payable to a beneficiary designated by the employee, the employee's interest may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the employee's death. If the sole designated beneficiary is the employee's spouse, the spouse may roll over the Contract into an IRA owned by the spouse.

On January 11, 2001, the IRS released proposed regulations that simplify and change some of the required minimum distribution rules. Significant changes include the provision of a new uniform table to calculate the required minimum distributions during the employee's lifetime and the ability to calculate all post-death required distributions based on the designated beneficiary's life expectancy. The proposed regulations will be applicable for determining required minimum distributions for calendar years beginning on or after January 1, 2002, or, if the Plan is amended to adopt the new rules for determining required minimum distributions for calendar year 2001.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

TAXATION OF NORTHWESTERN MUTUAL

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 15 and "Deductions", p. 20.)

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DEDUCTIONS

We will make the following deductions:

1. Deductions from Purchase Payments.

FRONT-LOAD CONTRACT

We deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

CUMULATIVE PURCHASE PAYMENTS
PAID UNDER THE CONTRACT                               RATE
----------------------------                          ----
First $150,000....................................    4.5%
Next $350,000.....................................    3.0%
Next $500,000.....................................    1.0%
Balance over $1,000,000...........................    0.5%

SIMPLIFIED-LOAD CONTRACT

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge. The net investment factor (see "Net Investment Factor", p. 15) we use in determining the value of Accumulation and Annuity Units reflects a charge on each valuation date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See "Amendments and Termination", p. 15.)

The mortality risk is that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract.

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The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 18, and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see "Federal Income Taxes", p.
18), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

3. Administration Fee. We may terminate a Contract on 60 days' written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 2% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

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DISTRIBUTION OF THE CONTRACTS

We will sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year. We do not expect total commissions, on average, to exceed the equivalent of 7.0% of purchase payments.

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CONTRACTS ISSUED PRIOR TO JANUARY 1, 1992

For Contracts issued prior to January 1, 1992 the purchase payments are subject to a charge for sales expenses. This deduction is at the rate of 4.0% on the first $25,000; 2.0% on the next $75,000; 1.0% on the next $100,000; 0.4% on the next $100,000; 0.2% on the next $200,000; and 0.1% on the balance over $500,000 of cumulative purchase payments. For these Contracts there is also an annual service fee charged on each anniversary, based on the value of Accumulation Units on the last valuation date of the Contract year, at the rate of 0.5% on the first $100,000; 0.4% on the next $100,000; 0.3% on the next $100,000; 0.2%
on the next $200,000; and 0.1% on the balance over $500,000. The charge for annuity rate and expense risks may not exceed 0.25% of the Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. See the table of accumulation unit values on page 10.

                                       21                             Prospectus

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TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  GENERAL INFORMATION................................   B-2
  DISTRIBUTION OF THE CONTRACTS......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-3
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-4
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  EXPERTS............................................   B-4
  FINANCIAL STATEMENTS OF THE ACCOUNT (as of December
    31, 2000 and for each of the two years in the
    period ended December 31, 2000)..................   B-5

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2000 and for each of the two years in the
    period ended December 31, 2000)..................  B-21
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL (as of
    December 31, 2000 and 1999 and for each of the
    three years in the period ended December 31,
    2000)............................................  B-22
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2000 and 1999 and for each of the three years
    in the period ended December 31, 2000)...........   B-3

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        This Prospectus sets forth concisely the information about NML Variable Annuity Account C that a prospective investor ought to know before investing. Additional information about Account C has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for NML Variable Annuity Account C to:

            Name
            --------------------------------------------------------------------

            Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            City                             State               Zip
            ---------------------------------     ---------         ------------

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


N O R T H W E S T E R N  M U T U A L

GROUP COMBINATION ANNUITY CONTRACTS
for Retirement Plans of Self-Employed Persons and Their Employees



NML VARIABLE ANNUITY ACCOUNT C


NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS


P  r  o  s  p  e  c  t  u  s  e  s



Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL LOGO]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                       STATEMENT OF ADDITIONAL INFORMATION


                       GROUP COMBINATION ANNUITY CONTRACTS
       (for Retirement Plans of Self-Employed Persons and their Employees)

                         NML VARIABLE ANNUITY ACCOUNT C
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


         The date of the prospectus to which this Statement of Additional Information Relates is July 31, 2001.

         The date of this Statement of Additional Information is July 31, 2001.

                               GENERAL INFORMATION

         The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for outstanding Contracts to Provide Annuity Benefits. Northwestern Mutual discontinued sales of Contracts to Provide Annuity Benefits on May 1, 1984.

                          DISTRIBUTION OF THE CONTRACTS

         The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

         NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of Contracts to corporate pension plans, during each of the last three years:

                                          Year                 Amount
                                          ----                 ------
                                          2000                $136,864
                                          1999                $133,785
                                          1998                $162,781

                        DETERMINATION OF ANNUITY PAYMENTS

         The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 12, including "Description of Payment Plans", p. 12, "Amount of Annuity Payments", p. 13, and "Assumed Investment Rate", p. 13; "Dividends",
p. 13; "Net Investment Factor", p. 12; and "Deductions", p. 15.

         AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See "Illustrations of Variable Annuity Payments".) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

         Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. The amount held under a Payment Plan will not share in the divisible surplus of Northwestern Mutual.

         The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

         The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

         ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

(1) Value of Annuitant's retirement benefit
      allocated to Balanced ...............................................   $       50,000

(2) Assumed applicable monthly payment rate
      per $1,000 from annuity rate table ..................................   $         5.00

(3) Amount of first payment from Balanced
      Division (1) x (2) divided by $1,000 ................................   $       250.00

(4) Assumed Value of Annuity Unit in Balanced
      Division on effective date of payment plan ..........................   $     1.500000

(5) Number of Annuity Units credited in
      Balanced Division, (3) divided by (4) ...............................           166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see "Net Investment Factor") was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

                                     EXPERTS

         The financial statements of the Account as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 and of Northwestern Mutual as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT C
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          10,796 shares (cost $21,732).......................    $ 20,038
       Aggressive Growth Stock
          35,198 shares (cost $127,672)......................     157,369
       International Equity
          40,104 shares (cost $66,609).......................      65,489
       Index 400 Stock
          9,964 shares (cost $12,291)........................      11,399
       Growth Stock
          17,300 shares (cost $39,131).......................      42,696
       Growth and Income Stock
          21,712 shares (cost $32,369).......................      29,723
       Index 500 Stock
          50,895 shares (cost $127,244)......................     173,398
       Balanced
          66,868 shares (cost $124,703)......................     136,009
       High Yield Bond
          6,135 shares (cost $5,231).........................       4,239
       Select Bond
          12,124 shares (cost $13,965).......................      14,027
       Money Market
          12,102 shares (cost $12,102).......................      12,102
     Russell Insurance Funds
       Multi-Style Equity
          124 shares (cost $1,964)...........................       1,745
       Aggressive Equity
          55 shares (cost $720)..............................         643
       Non-U.S
          73 shares (cost $945)..............................         818
       Real Estate Securities
          248 shares (cost $2,534)...........................       2,654
       Core Bond
          48 shares (cost $477)..............................         486    $672,835
                                                                 --------
   Due from Sale of Fund Shares..............................                     195
   Due from Northwestern Mutual Life Insurance Company.......                      16
                                                                             --------
            Total Assets.....................................                $673,046
                                                                             ========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $    195
   Due on Purchase of Fund Shares............................                      16
                                                                             --------
            Total Liabilities................................                     211
                                                                             --------

 EQUITY (NOTE 8)
   Group Variable Annuity Contracts Issued:
     Before December 17, 1981 or between April 30, 1984 and
      December 31, 1991......................................                 459,963
     After December 16, 1981 and Prior to May 1, 1984........                   4,160
     After December 31, 1991 -- Front Load Version...........                  42,946
     After December 31, 1991 -- Simplified Load Version......                 165,766
                                                                             --------
            Total Equity.....................................                 672,835
                                                                             --------
            Total Liabilities and Equity.....................                $673,046
                                                                             ========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                                                                         SMALL CAP GROWTH
                                                                         STOCK DIVISION #                 AGGRESSIVE GROWTH
                                           COMBINED                ----------------------------             STOCK DIVISION
                                 ----------------------------                      EIGHT MONTHS      ----------------------------
                                  YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED           YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                     2000            1999              2000            1999              2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............     $  54,949        $ 43,813          $    99           $ 32            $ 20,221        $ 3,671
  Annuity Rate and Expense
    Guarantees...............         2,896           3,444               26              2                 614            576
                                  ---------        --------          -------           ----            --------        -------
  Net Investment Income......        52,053          40,369               73             30              19,607          3,095
                                  ---------        --------          -------           ----            --------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............        54,861          41,106              295              1               9,000         10,070
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period........      (121,850)         36,856           (1,897)           202             (20,677)        28,576
                                  ---------        --------          -------           ----            --------        -------
  Net Gain (Loss) on
    Investments..............       (66,989)         77,962           (1,602)           203             (11,677)        38,646
                                  ---------        --------          -------           ----            --------        -------
  Increase (Decrease) in
    Equity
    Derived from Investment
    Activity.................     $ (14,936)       $118,331          $(1,529)          $233            $  7,930        $41,741
                                  =========        ========          =======           ====            ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           INDEX 400
                                       STOCK DIVISION #
 INTERNATIONAL EQUITY DIVISION    ---------------------------      GROWTH STOCK DIVISION
-------------------------------                  EIGHT MONTHS   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 5,036        $ 8,184         $1,180          $ 6          $ 2,101         $1,223
          186            254             11            2              152            137
      -------        -------         ------          ---          -------         ------
        4,850          7,930          1,169            4            1,949          1,086
      -------        -------         ------          ---          -------         ------
        3,131          3,203             98            1            2,717          2,143
       (8,616)           837           (923)          31           (5,875)         3,567
      -------        -------         ------          ---          -------         ------
       (5,485)         4,040           (825)          32           (3,158)         5,710
      -------        -------         ------          ---          -------         ------
      $  (635)       $11,970         $  344          $36          $(1,209)        $6,796
      =======        =======         ======          ===          =======         ======

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                                      GROWTH AND INCOME                     INDEX 500
                                        STOCK DIVISION                    STOCK DIVISION                  BALANCED DIVISION
                                 ----------------------------      ----------------------------      ----------------------------
                                  YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
         (CONTINUED)                 2000            1999              2000            1999              2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............      $ 2,123         $ 4,566           $  8,370        $ 4,675           $ 12,909        $ 18,031
  Annuity Rate and Expense
    Guarantees...............          178             208                688            895                688             954
                                   -------         -------           --------        -------           --------        --------
  Net Investment Income......        1,945           4,358              7,682          3,780             12,221          17,077
                                   -------         -------           --------        -------           --------        --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............         (276)          1,267             27,391         13,954             14,398          11,189
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period........       (4,224)         (3,007)           (53,361)        19,628            (27,427)        (11,272)
                                   -------         -------           --------        -------           --------        --------
  Net Gain (Loss) on
    Investments..............       (4,500)         (1,740)           (25,970)        33,582            (13,029)            (83)
                                   -------         -------           --------        -------           --------        --------
  Increase (Decrease) in
    Equity
    Derived from Investment
    Activity.................      $(2,555)        $ 2,618           $(18,288)       $37,362           $   (808)       $ 16,994
                                   =======         =======           ========        =======           ========        ========

    The Accompanying Notes are an Integral Part of the Financial Statements

   HIGH YIELD BOND DIVISION          SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $   558         $ 759          $1,093        $ 1,570          $971          $1,015
           30            35             109            136           174             236
      -------         -----          ------        -------          ----          ------
          528           724             984          1,434           797             779
      -------         -----          ------        -------          ----          ------
       (1,290)         (775)           (655)            48            --              --
          501           (39)          1,084         (1,810)           --              --
      -------         -----          ------        -------          ----          ------
         (789)         (814)            429         (1,762)           --              --
      -------         -----          ------        -------          ----          ------
      $  (261)        $ (90)         $1,413        $  (328)         $797          $  779
      =======         =====          ======        =======          ====          ======

NML VARIABLE ANNUITY ACCOUNT C
Statement of Operations
(in thousands)

                                                                      RUSSELL                                 RUSSELL
                                                               MULTI-STYLE EQUITY #                     AGGRESSIVE EQUITY #
                                                          -------------------------------         -------------------------------
                                                                             EIGHT MONTHS                            EIGHT MONTHS
                                                           YEAR ENDED           ENDED              YEAR ENDED           ENDED
                                                          DECEMBER 31,       DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                    (CONTINUED)                               2000               1999                 2000               1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................................          $  79               $ 48                 $ 74               $ 1
  Annuity Rate and Expense Guarantees..............             19                  5                    7                 1
                                                             -----               ----                 ----               ---
  Net Investment Income............................             60                 43                   67                --
                                                             -----               ----                 ----               ---
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain (Loss) on Investments..............            (20)                --                   24                 5
  Unrealized Appreciation (Depreciation) of
    Investments During the Period..................           (282)                64                 (103)               26
                                                             -----               ----                 ----               ---
  Net Gain (Loss) on Investments...................           (302)                64                  (79)               31
                                                             -----               ----                 ----               ---
  Increase (Decrease) in Equity Derived from
    Investment Activity............................          $(242)              $107                 $(12)              $31
                                                             =====               ====                 ====               ===

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

            RUSSELL                         RUSSELL                       RUSSELL
          NON-U.S. #               REAL ESTATE SECURITIES #             CORE BOND #
-------------------------------   ---------------------------   ---------------------------
                   EIGHT MONTHS                  EIGHT MONTHS                  EIGHT MONTHS
     YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
       $  61           $13            $ 52           $ 4            $22            $ 15
           8             2               2            --              4               1
       -----           ---            ----           ---            ---            ----
          53            11              50             4             18              14
       -----           ---            ----           ---            ---            ----
          15            --              36            --             (3)             --
        (199)           73             126            (6)            23             (14)
       -----           ---            ----           ---            ---            ----
        (184)           73             162            (6)            20             (14)
       -----           ---            ----           ---            ---            ----
       $(131)          $84            $212           $(2)           $38            $ --
       =====           ===            ====           ===            ===            ====

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                                                        STOCK DIVISION #
                                                                          COMBINED                -----------------------------
                                                                ----------------------------                      EIGHT MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED         ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................     $  52,053       $  40,369          $    73           $ 30
  Net Realized Gain (Loss)..................................        54,861          41,106              295              1
  Net Change in Unrealized Appreciation (Depreciation)......      (121,850)         36,856           (1,897)           202
                                                                 ---------       ---------          -------           ----
Increase (Decrease) in Equity Derived from Investment
  Activity..................................................       (14,936)        118,331           (1,529)           233
                                                                 ---------       ---------          -------           ----
EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................       103,967          74,900            4,045            184
  Annuity Payments..........................................           (75)            (67)              --             --
  Surrenders and Other (net)................................      (135,735)       (119,041)            (373)             1
  Transfers from Other Divisions or Sponsor.................        91,474          70,710           17,508            581
  Transfers to Other Divisions or Sponsor...................       (92,576)        (69,203)            (562)           (50)
                                                                 ---------       ---------          -------           ----
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................       (32,945)        (42,701)          20,618            716
                                                                 ---------       ---------          -------           ----
Net Increase (Decrease) in Equity...........................       (47,881)         75,630           19,089            949
EQUITY
  Beginning of Period.......................................       720,716         645,086              949             --
                                                                 ---------       ---------          -------           ----
  End of Period.............................................     $ 672,835       $ 720,716          $20,038           $949
                                                                 =========       =========          =======           ====

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                                           INDEX 400
       AGGRESSIVE GROWTH                                               STOCK DIVISION #
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION   ---------------------------      GROWTH STOCK DIVISION
-------------------------------   -----------------------------                  EIGHT MONTHS   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
      $ 19,607       $  3,095       $  4,850         $ 7,930        $ 1,169          $  4         $ 1,949        $ 1,086
         9,000         10,070          3,131           3,203             98             1           2,717          2,143
       (20,677)        28,576         (8,616)            837           (923)           31          (5,875)         3,567
      --------       --------       --------         -------        -------          ----         -------        -------
         7,930         41,741           (635)         11,970            344            36          (1,209)         6,796
      --------       --------       --------         -------        -------          ----         -------        -------
        23,615         13,136         22,162           6,164            881           174           6,941          3,912
            (5)            (3)            (2)             (2)            --            --              (4)            (4)
       (20,763)       (22,025)       (22,407)         (9,838)          (366)           (9)         (6,269)        (3,980)
        16,356          4,719          9,389           3,026         10,283           273           6,640         10,514
        (9,504)       (10,185)        (7,571)         (6,029)          (217)           --          (3,179)        (5,282)
      --------       --------       --------         -------        -------          ----         -------        -------
         9,699        (14,358)         1,571          (6,679)        10,581           438           4,129          5,160
      --------       --------       --------         -------        -------          ----         -------        -------
        17,629         27,383            936           5,291         10,925           474           2,920         11,956
       139,740        112,357         64,556          59,265            474            --          39,776         27,820
      --------       --------       --------         -------        -------          ----         -------        -------
      $157,369       $139,740       $ 65,492         $64,556        $11,399          $474         $42,696        $39,776
      ========       ========       ========         =======        =======          ====         =======        =======

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                                                                   GROWTH AND INCOME                    INDEX 500
                                                                    STOCK DIVISION                   STOCK DIVISION
                                                              ---------------------------      ---------------------------
                                                               YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
(CONTINUED)                                                       2000           1999              2000           1999
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................    $  1,945       $ 4,358           $  7,682       $  3,780
  Net Realized Gain (Loss)..................................        (276)        1,267             27,391         13,954
  Net Change in Unrealized Appreciation (Depreciation)......      (4,224)       (3,007)           (53,361)        19,628
                                                                --------       -------           --------       --------
Increase (Decrease) in Equity Derived from Investment
  Activity..................................................      (2,555)        2,618            (18,288)        37,362
                                                                --------       -------           --------       --------
EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................       4,010         5,168             20,521         20,768
  Annuity Payments..........................................          --            --                 (5)            (5)
  Surrenders and Other (net)................................      (6,461)       (7,856)           (31,320)       (23,604)
  Transfers from Other Divisions or Sponsor.................       2,472         7,271              6,728         12,396
  Transfers to Other Divisions or Sponsor...................      (8,848)       (6,450)           (24,313)       (10,168)
                                                                --------       -------           --------       --------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................      (8,827)       (1,867)           (28,389)          (613)
                                                                --------       -------           --------       --------
Net Increase (Decrease) in Equity...........................     (11,382)          751            (46,677)        36,749
EQUITY
  Beginning of Period.......................................      41,105        40,354            220,075        183,326
                                                                --------       -------           --------       --------
  End of Period.............................................    $ 29,723       $41,105           $173,398       $220,075
                                                                ========       =======           ========       ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
      $ 12,221       $ 17,077       $   528        $   724        $   984        $ 1,434        $    797       $    779
        14,398         11,189        (1,290)          (775)          (655)            48              --             --
       (27,427)       (11,272)          501            (39)         1,084         (1,810)             --             --
      --------       --------       -------        -------        -------        -------        --------       --------
          (808)        16,994          (261)           (90)         1,413           (328)            797            779
      --------       --------       -------        -------        -------        -------        --------       --------
        13,295         12,945           698            947          2,655          2,929           4,448          7,746
           (37)           (46)           (1)            (1)            (4)            (4)            (17)            (2)
       (26,734)       (31,240)       (1,212)          (652)        (4,440)        (4,651)        (14,734)       (15,180)
         2,847          7,114           669            516          2,504          1,606          11,630         20,425
       (19,997)       (11,295)       (2,034)        (2,951)        (5,638)        (2,769)         (9,596)       (13,822)
      --------       --------       -------        -------        -------        -------        --------       --------
       (30,626)       (22,522)       (1,880)        (2,141)        (4,923)        (2,889)         (8,269)          (833)
      --------       --------       -------        -------        -------        -------        --------       --------
       (31,434)        (5,528)       (2,141)        (2,231)        (3,510)        (3,217)         (7,472)           (54)
       167,443        172,971         6,380          8,611         17,537         20,754          19,574         19,628
      --------       --------       -------        -------        -------        -------        --------       --------
      $136,009       $167,443       $ 4,239        $ 6,380        $14,027        $17,537        $ 12,102       $ 19,574
      ========       ========       =======        =======        =======        =======        ========       ========

NML VARIABLE ANNUITY ACCOUNT C
Statement of Changes in Equity
(in thousands)

                                                                          RUSSELL                           RUSSELL
                                                                    MULTI-STYLE EQUITY #              AGGRESSIVE EQUITY #
                                                                ----------------------------      ----------------------------
                                                                                EIGHT MONTHS                      EIGHT MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................       $   60          $   43            $  67            $ --
  Net Realized Gain (Loss)..................................          (20)             --               24               5
  Net Change in Unrealized Appreciation (Depreciation)......         (282)             64             (103)             26
                                                                   ------          ------            -----            ----
Increase (Decrease) in Equity Derived from Investment
  Activity..................................................         (242)            107              (12)             31
                                                                   ------          ------            -----            ----
EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................          210             485              133              96
  Annuity Payments..........................................           --              --               --              --
  Surrenders and Other (net)................................         (243)              1             (170)             (5)
  Transfers from Other Divisions or Sponsor.................          672           1,230              472             244
  Transfers to Other Divisions or Sponsor...................         (357)           (118)            (131)            (15)
                                                                   ------          ------            -----            ----
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................          282           1,598              304             320
                                                                   ------          ------            -----            ----
Net Increase (Decrease) in Equity...........................           40           1,705              292             351
EQUITY
  Beginning of Period.......................................        1,705              --              351              --
                                                                   ------          ------            -----            ----
  End of Period.............................................       $1,745          $1,705            $ 643            $351
                                                                   ======          ======            =====            ====

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

            RUSSELL                         RUSSELL                       RUSSELL
          NON-U.S. #               REAL ESTATE SECURITIES #             CORE BOND #
-------------------------------   ---------------------------   ---------------------------
                   EIGHT MONTHS                  EIGHT MONTHS                  EIGHT MONTHS
     YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
       $  53           $ 11          $   50          $  4           $ 18           $ 14
          15             --              36            --             (3)            --
        (199)            73             126            (6)            23            (14)
       -----           ----          ------          ----           ----           ----
        (131)            84             212            (2)            38             --
       -----           ----          ------          ----           ----           ----
         125            124             151            16             77            106
          --             --              --            --             --             --
        (152)            --             (48)           --            (43)            (3)
         516            405           2,707           109             81            281
        (105)           (48)           (473)          (21)           (51)            --
       -----           ----          ------          ----           ----           ----
         384            481           2,337           104             64            384
       -----           ----          ------          ----           ----           ----
         253            565           2,549           102            102            384
         565             --             102            --            384             --
       -----           ----          ------          ----           ----           ----
       $ 818           $565          $2,651          $102           $486           $384
       =====           ====          ======          ====           ====           ====

NML VARIABLE ANNUITY ACCOUNT C
Notes to Financial Statements
December 31, 2000

NOTE 1 -- NML Variable Annuity Account C (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Beginning December 31, 1991, two versions of the contract are offered: Front Load contracts with a sales charge up to 4 1/2% of purchase payments and Simplified Load contracts with an installment fee of $750.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustments and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

        DIVISIONS            PURCHASES       SALES
        ---------            ---------       -----
Small Cap Growth Stock
  Division................  $21,822,710   $ 1,131,840
Aggressive Growth Stock
  Division................   47,835,326    18,536,546
International Equity
  Division................   31,939,632    25,522,098
Index 400 Stock
  Division................   12,366,486       615,601
Growth Stock Division.....   12,950,757     6,871,377
Growth & Income Stock
  Division................    5,847,806    12,730,171
Index 500 Stock
  Division................   21,135,615    42,005,726
Balanced Division.........   19,926,273    38,332,517
High Yield Bond
  Division................    2,046,585     3,398,369
Select Bond Division......    5,061,775     9,000,392
Money Market Division.....   14,029,450    21,273,753
Russell Multi-Style Equity
  Division................      851,426       510,026
Russell Aggressive Equity
  Division................      646,095       276,105
Russell Non-U.S.
  Division................      646,150       208,804
Russell Real Estate
  Securities Division.....    3,116,036       736,889
Russell Core Bond
  Division................      179,473        97,425

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 6 1/2/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1 1/2% annual rates, respectively.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 1/2% of 1% of the net assets of each Division attributable to these contracts and is paid to Northwestern

Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 3/4% of 1% annual rate.

Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

NML VARIABLE ANNUITY ACCOUNT C
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                                               GROUP VARIABLE ANNUITY CONTRACT ISSUED:
                                           --------------------------------------------------------------------------------
                                             BEFORE DECEMBER 17, 1981 OR BETWEEN           AFTER DECEMBER 16, 1981 AND
                                            APRIL 30, 1984 AND DECEMBER 31, 1991              PRIOR TO MAY 1, 1984
                                           ---------------------------------------    -------------------------------------
                                           ACCUMULATION       UNITS                   ACCUMULATION       UNITS
                DIVISION                    UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING    EQUITY
 --------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock................     $19.859931          859       $ 17,060     $19.695066         --         $    8
 Aggressive Growth Stock...............      60.845203        1,855        112,882      57.897540          2             91
 International Equity..................       2.477334       20,581         50,987       2.384172         26             63
 Index 400 Stock.......................      13.224995          757         10,007      13.115131         --             --
 Growth Stock..........................      31.531943          978         30,839      30.498976         --              3
 Growth and Income Stock...............      25.243989          651         16,431      24.416867          2             44
 Index 500 Stock.......................      51.325633        2,463        126,430      48.834231          9            462
 Balanced..............................      94.345469          885         83,471      85.820221         31          2,639
 High Yield Bond.......................      15.560950          152          2,359      15.050970         --              5
 Select Bond...........................      98.036463           60          5,876      89.133511         --             20
 Money Market..........................      32.311690           34          1,087      29.426661         --             --
 Russell Multi-Style Equity............       9.440627           24            229       9.362193         --             --
 Russell Aggressive Equity.............      11.017913            1             10      10.926333         --             --
 Russell Non-U.S.......................      10.725190            3             30      10.636093         --             --
 Russell Real Estate Securities........      11.800164          192          2,265      11.702144         --             --
 Russell Core Bond.....................      10.905549           --             --      10.814951         --             --
                                                                          --------                                   ------
   Equity..............................                                    459,963                                    3,335
   Annuity Reserves....................                                         --                                      825
                                                                          --------                                   ------
   Total Equity........................                                   $459,963                                   $4,160
                                                                          ========                                   ======

                                                              GROUP COMBINATION ANNUITY CONTRACT ISSUED:
                                           ---------------------------------------------------------------------------------
                                                  AFTER DECEMBER 31, 1991                    AFTER DECEMBER 31, 1991
                                                     FRONT LOAD VERSION                      SIMPLIFIED LOAD VERSION
                                           --------------------------------------    ---------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock................     $1.964602           326       $   641     $1.945087         1,197       $  2,329
 Aggressive Growth Stock...............      3.785207         2,115         8,004      5.691856         6,385         36,341
 International Equity..................      2.357007         1,654         3,898      2.251266         4,672         10,518
 Index 400 Stock.......................      1.308249           295           386      1.295242           776          1,005
 Growth Stock..........................      3.019678           815         2,460      2.901600         3,221          9,345
 Growth and Income Stock...............      2.417488         1,320         3,190      2.322995         4,330         10,058
 Index 500 Stock.......................      3.570426         2,724         9,727      4.432423         8,286         36,727
 Balanced..............................      2.499718         4,448        11,119      7.368231         5,216         38,431
 High Yield Bond.......................      1.490196           166           248      1.431888         1,126          1,612
 Select Bond...........................      1.706832           737         1,258      7.615016           896          6,819
 Money Market..........................      1.442872           641           925      2.654580         3,716          9,864
 Russell Multi-Style Equity............      0.933887           381           356      0.924598         1,254          1,160
 Russell Aggressive Equity.............      1.089907           140           153      1.079072           445            480
 Russell Non-U.S.......................      1.060950           208           220      1.050412           540            567
 Russell Real Estate Securities........      1.167301            69            81      1.155691           264            305
 Russell Core Bond.....................      1.078791           260           280      1.068073           192            205
                                                                          -------                                   --------
   Equity..............................                                    42,946                                    165,766
   Annuity Reserves....................                                        --                                         --
                                                                          -------                                   --------
   Total Equity........................                                   $42,946                                   $165,766
                                                                          =======                                   ========

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account C and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
January 26, 2001

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $40,607    $36,792
  Common and preferred stocks...............................      6,216      7,108
  Mortgage loans............................................     14,431     13,416
  Real estate...............................................      1,627      1,666
  Policy loans..............................................      8,504      7,938
  Other investments.........................................      4,508      3,443
  Cash and temporary investments............................      1,217      1,159
                                                                -------    -------
     TOTAL INVESTMENTS......................................     77,110     71,522
  Due and accrued investment income.........................      1,008        893
  Deferred premium and other assets.........................      1,510      1,409
  Separate account assets...................................     12,497     12,161
                                                                -------    -------
     TOTAL ASSETS...........................................    $92,125    $85,985
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $62,816    $57,992
  Policyowner dividends payable.............................      3,350      3,100
  Interest maintenance reserve..............................        378        491
  Asset valuation reserve...................................      2,298      2,371
  Income taxes payable......................................      1,228      1,192
  Other liabilities.........................................      3,662      3,609
  Separate account liabilities..............................     12,497     12,161
                                                                -------    -------
     TOTAL LIABILITIES......................................     86,229     80,916
  Surplus...................................................      5,896      5,069
                                                                -------    -------
     TOTAL LIABILITIES AND SURPLUS..........................    $92,125    $85,985
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2000       1999       1998
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 8,925    $ 8,344    $ 8,021
  Net investment income.....................................      5,339      4,766      4,536
  Other income..............................................      1,118        970        922
                                                                -------    -------    -------
      TOTAL REVENUE.........................................     15,382     14,080     13,479
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      4,541      4,023      3,602
  Net additions to policy benefit reserves..................      4,815      4,469      4,521
  Net transfers to separate accounts........................        469        516        564
                                                                -------    -------    -------
      TOTAL BENEFITS........................................      9,825      9,008      8,687
  Operating expenses........................................      1,416      1,287      1,297
                                                                -------    -------    -------
      TOTAL BENEFITS AND EXPENSES...........................     11,241     10,295      9,984
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......      4,141      3,785      3,495
Policyowner dividends.......................................      3,334      3,091      2,869
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................        807        694        626
Income tax expense..........................................        125        203        301
                                                                -------    -------    -------
      NET GAIN FROM OPERATIONS..............................        682        491        325
Net realized capital gains..................................      1,147        846        484
                                                                -------    -------    -------
      NET INCOME............................................    $ 1,829    $ 1,337    $   809
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2000       1999      1998
-------------------------------------------------------------------------------------------
Beginning of Year Balance...................................    $ 5,069    $4,741    $4,101
    Net income..............................................      1,829     1,337       809
    (Decrease) increase in net unrealized gains.............     (1,043)      213      (147)
    Decrease (increase) in asset valuation reserve..........         73      (377)      (20)
    Charge-off of goodwill (Note 7).........................        (12)     (842)       --
    Other, net..............................................        (20)       (3)       (2)
                                                                -------    ------    ------
    NET INCREASE IN SURPLUS.................................        827       328       640
                                                                -------    ------    ------
End of Year Balance.........................................    $ 5,896    $5,069    $4,741
                                                                =======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------
                                                                 2000         1999         1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 7,051      $ 6,585      $ 6,405
  Investment income received................................      5,000        4,476        4,216
  Disbursement of policy loans, net of repayments...........       (566)        (358)        (416)
  Benefits paid to policyowners and beneficiaries...........     (4,739)      (4,199)      (3,740)
  Net transfers to separate accounts........................       (469)        (516)        (564)
  Operating expenses and taxes..............................     (1,845)      (1,699)      (1,749)
  Other, net................................................        224          (56)         (83)
                                                                -------      -------      -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,656        4,233        4,069
                                                                -------      -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     29,539       20,788       28,720
     Common and preferred stocks............................      9,437       13,331       10,359
     Mortgage loans.........................................      1,198        1,356        1,737
     Real estate............................................        302          216          159
     Other investments......................................        659          830          768
                                                                -------      -------      -------
                                                                 41,135       36,521       41,743
                                                                -------      -------      -------

  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     33,378       22,849       30,873
     Common and preferred stocks............................      8,177       13,794        9,642
     Mortgage loans.........................................      2,261        2,500        3,135
     Real estate............................................        224          362          268
     Other investments......................................      1,535        1,864          567
                                                                -------      -------      -------
                                                                 45,575       41,369       44,485
                                                                -------      -------      -------
  Net (decrease) increase due to securities lending and
     other..................................................       (158)         499         (624)
                                                                -------      -------      -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,598)      (4,349)      (3,366)
                                                                -------      -------      -------
       NET INCREASE (DECREASE) IN CASH AND TEMPORARY
        INVESTMENTS.........................................         58         (116)         703
Cash and temporary investments, beginning of year...........      1,159        1,275          572
                                                                -------      -------      -------
Cash and temporary investments, end of year.................    $ 1,217      $ 1,159      $ 1,275
                                                                =======      =======      =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2000, 1999 and 1998

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance ("OCI") of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance regarding matters where statutory accounting has been silent and changes current statutory accounting regarding some matters. The OCI has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to be an increase, primarily as a result of deferred tax accounting and investment valuations.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities and (5) majority-owned non-insurance subsidiaries are consolidated. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS
The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at lower of cost or market, and unconsolidated subsidiaries and affiliates are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost (less depreciation and encumbrances) or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS
Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS
Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries and affiliates' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold.

Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. Increases or decreases in AVR are recorded directly to surplus.

SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME
Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender, annuity and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS
Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS
Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, or used to purchase additional insurance. The vast majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the Statement of Operations. These dividends are reported as a reduction of premium cash inflow in the Statement of Cash Flows.

2. INVESTMENTS

DEBT SECURITIES
Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 2000 and 1999 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 2000      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,761      $  279      $   (48)     $ 3,992
Mortgage-backed
  securities.........     9,551         242          (50)       9,743
Corporate and other
  debt securities....    27,295         536         (940)      26,891
                        -------      ------      -------      -------
                         40,607       1,057       (1,038)      40,626
Preferred stocks.....       257          11           (1)         267
                        -------      ------      -------      -------
     Total...........   $40,864      $1,068      $(1,039)     $40,893
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 2000 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     STATEMENT    ESTIMATED
                                       VALUE      FAIR VALUE
                                     ---------    ----------
                                          (IN MILLIONS)
Due in one year or less..........     $   566      $   570
Due after one year through five
  years..........................       6,173        6,100
Due after five years through ten
  years..........................      12,871       12,789
Due after ten years..............      11,703       11,691
                                      -------      -------
                                       31,313       31,150
Mortgage-backed securities.......       9,551        9,743
                                      -------      -------
                                      $40,864      $40,893
                                      =======      =======

STOCKS
The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 2000 and 1999 was $4.7 billion and $4.9 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 2000 and 1999 was $14.7 billion and $13.2 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 2000 and 1999, real estate includes $29 million and $39 million, respectively, acquired through foreclosure and $109 million and $114 million, respectively, of home office real estate.

REALIZED AND UNREALIZED GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  369      $(416)      $  (47)
Common and preferred
  stocks.....................      1,534       (333)       1,201
Mortgage loans...............         --        (25)         (25)
Real estate..................        101         --          101
Other invested assets........        395       (177)         218
                                  ------      -----       ------
                                   2,399       (951)       1,448
                                  ------      -----       ------
Less: Capital gains taxes....                                353
Less: IMR (losses) gains.....                                (52)
                                                          ------
Net realized capital gains...                             $1,147
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  219      $(404)      $ (185)
Common and preferred
  stocks.....................      1,270       (255)       1,015
Mortgage loans...............         22        (12)          10
Real estate..................         92         --           92
Other invested assets........        308       (189)         119
                                  ------      -----       ------
                                   1,911       (860)       1,051
                                  ------      -----       ------
Less: Capital gains taxes....                                244
Less: IMR (losses) gains.....                                (39)
                                                          ------
Net realized capital gains...                             $  846
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1998
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  514      $(231)      $  283
Common and preferred
  stocks.....................        885       (240)         645
Mortgage loans...............         18        (11)           7
Real estate..................         41         --           41
Other invested assets........        330       (267)          63
                                  ------      -----       ------
                                   1,788       (749)       1,039
                                  ------      -----       ------
Less: Capital gains taxes....                                358
Less: IMR (losses) gains.....                                197
                                                          ------
Net realized capital gains...                             $  484
                                                          ======

Changes in net unrealized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      2000      1999     1998
                                      ----      ----     ----
                                           (IN MILLIONS)
Bonds............................    $  (208)   $(178)   $ (97)
Common and preferred stocks......       (851)     415       29
Mortgage loans...................         (2)     (10)     (16)
Real estate......................         (4)      (2)      --
Other............................         22      (12)     (63)
                                     -------    -----    -----
                                     $(1,043)   $ 213    $(147)
                                     =======    =====    =====

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.4 billion and $2.1 billion, respectively, are included in the consolidated statements of financial position at December 31, 2000 and 1999, and approximate the statement value of securities loaned at those dates.

DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options, floors and swaps.

The Company held the following positions for hedging purposes at December 31, 2000 and 1999:

                                                   NOTIONAL AMOUNTS
                                             ----------------------------
                                             DECEMBER 31,    DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  2000            1999                      RISKS REDUCED
-------------------------------              ------------    ------------                  -------------
                                                    (IN MILLIONS)
Forward Contracts........................       $1,203           $967        Currency exposure on foreign-denominated
                                                                             investments and future commitments.
Common Stock Futures and Swaps...........          565            620        Stock market price fluctuation.
Bond Futures.............................           --             50        Bond market price fluctuation.
Options to acquire Interest Rate Swaps...          452            419        Interest rates payable on certain annuity
                                                                             and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................          200            203        Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.
Default Swaps............................           52             52        Default exposure on certain bond
                                                                             investments.
Interest Rate Floors.....................          525             --        Interest rates payable on certain annuity
                                                                             contracts.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 2000 and 1999. The notional amount of equity swaps outstanding at December 31, 2000 and 1999 was $0 and $136 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. Fair valuation adjustments for interest rate swaps, bond futures and options to acquire interest rate swaps are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 2000, 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized gains (losses) of $117 million, $(55) million and $(104) million, respectively, and net unrealized gains (losses) of $42 million, $17 million and $(58) million, respectively, on derivative instruments.

3. RESERVES FOR POLICY BENEFITS
Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 2000, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $122 million and $109 million for nonqualified defined benefit plans at December 31, 2000 and 1999, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $32 million, $31 million and $29 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 2000, 1999 and 1998, respectively. The defined benefit and defined contribution plans' assets of $2.3 billion and $2.2 billion at December 31, 2000 and 1999, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 were a net expense of $6.8 million, $5.0 million and $1.8 million, respectively.

                            DECEMBER 31,        DECEMBER 31,
                                2000                1999
                         ------------------  ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $47 million         $40 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $76 million         $68 million
Discount rate..........  7%                  7%
Health care cost trend
  rate.................  10% to an ultimate  10% to an ultimate
                         5%, declining 1%    5%, declining 1%
                         for 5 years         for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 2000 and 1999 would have been increased by $7 million and $6 million, respectively.

At December 31, 2000 and 1999, the recorded postretirement benefit obligation was reduced by $22 million and $28 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

5. REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 2000 and 1999 were reported net of ceded reserves of $663 million and $584 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 2000, 1999 and 1998 was as follows:

                               2000       1999      1998
                              -------    ------    ------
                                     (IN MILLIONS)
Direct premiums...........    $ 9,419    $8,785    $8,426
Premiums ceded............       (494)     (441)     (405)
                              -------    ------    ------
Net premiums..............    $ 8,925    $8,344    $8,021
                              =======    ======    ======
Benefits to policyowners
  and beneficiaries.......     10,063     9,205    $8,869
Benefits ceded............       (238)     (197)     (182)
                              -------    ------    ------
Net benefits to
  policyowners and
  beneficiaries...........    $ 9,825    $9,008    $8,687
                              =======    ======    ======

In addition, the Company received $146 million, $133 million and $121 million for the years ended December 31, 2000, 1999 and 1998, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company;

consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES
Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 2000, 1999 and 1998 was 16%, 29%, and 48% respectively. In 2000 and 1999, the effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments. In 1998, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

7. RELATED PARTY TRANSACTIONS
The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 2000 and 1999, the Company charged-off directly from surplus approximately $12 million and $842 million respectively, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $220 million and $287 million for 2000 and 1999, respectively, were recorded on this transaction, based on the fair value of the assets upon transfer.

8. CONTINGENCIES
The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $101 million at December 31, 2000 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.8 billion at December 31, 2000 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2000 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.

/S/ PRICEWATERHOUSECOOPERS LLP

January 23, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

GENERAL INFORMATION.............................................................................................B-2

DISTRIBUTION OF THE CONTRACTS...................................................................................B-2

DETERMINATION OF ANNUITY PAYMENTS...............................................................................B-2
         Amount of Annuity Payments.............................................................................B-2
         Annuity Unit Value.....................................................................................B-3
         Illustrations of Variable Annuity Payments.............................................................B-3

VALUATION OF ASSETS OF THE ACCOUNT..............................................................................B-4

TRANSFERABILITY RESTRICTIONS....................................................................................B-4

EXPERTS.........................................................................................................B-4

FINANCIAL STATEMENTS OF THE ACCOUNT.............................................................................B-5
(as of December 31, 2000 and for each of the two years in
 the period ended December 31, 2000)

   Report of Independent Accountants...........................................................................B-21
   (as of December 31, 2000 and for each of the two years in
     the period ended December 31, 2000)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL....................................................................B-22
(as of December 31, 2000 and 1999 and for each of the three
 years in the period ended December 31, 2000)

   Report of Independent Accountants...........................................................................B-33
   (as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000)